PROVISIONS, COMMITMENTS AND CONTINGENCIES (Tables)	6 Months Ended
Jun. 27, 2025
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Disclosure of provisions
The following table summarises the movement of provisions for the periods presented:

	Restructuring Provision	Other Provisions[1]	Total
	€ million	€ million	€ million
Balance as at 31 December 2024	250	100	350
Charged/(credited) to profit or loss:
Additional provisions recognised	28	5	33
Unused amounts reversed[2]	(2)	(29)	(31)
Utilised during the period	(95)	(4)	(99)
Translation	(1)	(2)	(3)
Balance as at 27 June 2025	180	70	250
[1] Other provisions primarily relate to decommissioning provisions, property tax assessment provisions and legal reserves.
[2] The reversal of unused amounts primarily reflects a reduction in the provision previously recognised in relation to an ongoing labour law     matter in Germany. Based on the latest assessment, no future cash outflows are expected in connection with this matter.